UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange
Act of 1934

Date of Report (Date of Earliest Event Reported):
September 22, 2010

MEASUREMENT SPECIALTIES, INC.
(Exact name of registrant as specified in its charter)

New Jersey	1-11906	22-2378738
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1000 Lucas Way, Hampton, VA 23666
(Address of principal executive offices) (Zip Code)

(757) 766-1500
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e- 4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2010, the shareholders of Measurement Specialties, Inc. (the “Company”) approved the adoption of the Measurement Specialties, Inc. 2010 Equity Incentive Plan (the “2010 Plan”), which was previously approved by the Company’s Compensation Committee and Board of Directors. The 2010 Plan provides for the issuance of a maximum of 1.6 million shares of Common Stock in connection with the grant of stock options (including both incentive stock options and nonqualified options) and restricted stock units.

A summary of the 2010 Plan was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 29, 2010, as supplemented by the additional soliciting materials filed with the Securities and Exchange Commission on September 7, 2010 (together the “Annual Meeting Proxy Statement”) in connection with the 2010 Annual Meeting of Shareholders.  The summary of the 2010 Plan in the Annual Meeting Proxy Statement is qualified in its entirety by reference to the full text of the 2010 Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On September 22, 2010, the Company held its Annual Meeting of Shareholders at which the Company’s shareholders approved three proposals. The proposals are described in detail in the Company’s Proxy Statement for the Annual Meeting.

Proposal 1

The following persons were elected to the Board of Directors for a term of three years:

	FOR	WITHHELD	BROKER NON-VOTES
John D. Arnold	10,146,423	295,403	2,481,866
Frank D. Guidone	10,153,026	288,800	2,481,866

Proposal 2

Shareholders approved the Measurement Specialties, Inc. 2010 Equity Incentive Plan, as set forth below:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
8,182,167	2,251,675	7,984	2,481,866

Proposal 3

Shareholders ratified the appointment of Ernst & Young LLP as Measurement Specialties, Inc.'s independent registered public accounting firm for the fiscal year ending March 31, 2011, as set forth below:

FOR	AGAINST	ABSTENTIONS
12,863,954	30,259	29,479

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
10.1	Measurement Specialties, Inc. 2010 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Measurement Specialties, Inc.
(Registrant)

/s/ Mark Thomson
Mark Thomson
Chief Financial Officer

Date: September 22, 2010